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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934

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                                  JUNE 11, 1997
                        (Date of earliest event reported)


                           MICRO-MEDIA SOLUTIONS, INC.
             (Exact name of registrant as specified in its charter)


            UTAH                                   0-8164                                87-0280886
(State or other jurisdiction of           (Commission file number)          (I.R.S. employer identification no.)
incorporation or organization)


                                 501 WALLER ST.
                               AUSTIN, TEXAS 78702
                    (Address of principal executive offices)


                                  512-476-6925
                         (Registrant's telephone number,
                              including area code)


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ITEM 4.  CHANGES IN REGISTRANTS CERTIFYING ACCOUNTANTS.

1. The Company has engaged Salazar & Associates, Austin, Texas, as its independent accountant on June 11, 1997. The decision to engage Salazar & Associates was approved by the board of directors of the Company.

2. The Company nor anyone on its behalf have consulted the engaged accountant on any matter prior to the engagement date.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                       MICRO-MEDIA SOLUTIONS, INC.


Dated: September 14, 1998              By: /s/ Jose G. Chavez
                                           -------------------------------------
                                           Jose G. Chavez, President


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